UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 4, 2007 (May 4, 2007)

M & F Worldwide Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-13780	02-0423416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 East 62nd Street New York, New York	10021
(Address of Principal Executive Offices)	(Zip Code)

(212) 572-8600
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On May 4, 2007, M & F Worldwide Corp. (the ‘‘Company’’) reported its first quarter 2007 results. The Company’s first quarter 2007 results are discussed in detail in the press release which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

First quarter 2007 financial data of John H. Harland Company (‘‘Harland’’), which was acquired by the Company on May 1, 2007, is presented in Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press release issued by the Company on May 4, 2007 furnished pursuant to Item 2.02 of this Current Report on Form 8-K.

99.2	First quarter 2007 financial data of Harland furnished pursuant to Item 2.02 of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M & F WORLDWIDE CORP.

Date: May 4, 2007	By:	/s/ Barry F. Schwartz
Name: Barry F. Schwartz, Esq. Title: Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release issued by the Company on May 4, 2007 furnished pursuant to Item 2.02 of this Current Report on Form 8-K.
99.2	First quarter 2007 financial data of Harland furnished pursuant to Item 2.02 of this Current Report on Form 8-K.